Exhibit 10.5
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                   CIT Commercial Services         T: 212 382-7000
                   1211 Avenue of the Americas
                   New York, NY 10036


CIT [GRAPHIC OMITTED]

                                                                    May 13, 2003


Westwater Industries, LLC
1 Palmer Terrace
Carlstadt, NJ 07072

Ladies and Gentlemen:

We refer to the Accounts Receivable Financing Agreement between us dated January 24, 2002, as amended and supplemented (the "Agreement"). Capitalized terms used herein and not defined herein shall have the same meanings as set forth in the Agreement.

This letter shall confirm that pursuant to mutual consent and understanding, effective as of the even date herewith, the first sentence in Section 9.1 of the Agreement shall be deleted in its entirety and replaced with the following:

"Upon acceptance by us, this Agreement shall become effective as of January 24, 2002 and shall continue in full force and effect until August 31, 2004 (the "Initial Term"), and from year to year thereafter, unless sooner terminated as herein provided."

To compensate us for the use of our in-house legal department and facilities in documenting this amendment, you hereby agree to pay us a Documentation Fee equal to $135.00. Said amount shall be due and payable upon the date hereof and may be changed by us, at our option, to your account under the Agreement on the due date thereof.

Except as herein specifically provided, the Agreement remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Agreement is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                       Very truly yours,

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                       By: /s/ ANTHONY MONTEMARANO
                                           -----------------------
                                       Name:   Anthony Montemarano
                                       Title:  Vice President

Read and Agreed to:

WESTWATER INDUSTRIES, LLC

By: /s/ ROBERT A. LEVINSON
    ----------------------
Name:   Robert A. Levinson
Title:  Chairman, President & CEO



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